BLACKROCK FUNDSSM

BlackRock Emerging Markets Dividend Fund

(the “Fund”)

Supplement dated June 7, 2017 to the

Fund’s Prospectus dated January 27, 2017

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section entitled “Fund Overview — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Alethea Leung, CFA	2017	Director of BlackRock, Inc.

The section entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF THE FUND

Alethea Leung, CFA, is the portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio manager.

The table in the section entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Alethea Leung, CFA	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2017; Vice President of BlackRock, Inc. from 2012 to 2017.

Shareholders should retain this Supplement for future reference.

PRO-EMDIV-0617SUP